                                                                Exhibit 99.1


                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                Three-Months Ended December 31, 2004
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------

Net sales                          $106           $ 1          $ 9           $  9           $ -              $ -          $125
Cost of goods sold                   85             1            6             21             -                -           113
                                ---------------------------------------------------------------------------------------------------
  Gross Profit                       21             -            3            (12)            -                -            12

MAT expense                          11             1            1              1             -                -            14
Amortization expense                  -             -            1              -             -                -             1
Impairment of intangible assets       -             -            3             25             -                -            28
                                ---------------------------------------------------------------------------------------------------
  Operating Income (Loss)            10            (1)          (2)           (38)            -                -           (31)

Interest income                       -             -            -              -             1                -             1
Other income (expense)               (3)            -            -              -             1                -            (2)
                                ---------------------------------------------------------------------------------------------------
  EBIT                                7            (1)          (2)           (38)            2                -           (32)

Interest expense                      6             -            -              -             -                -             6
                                ---------------------------------------------------------------------------------------------------
  Income (Loss) Before Taxes          1            (1)          (2)           (38)            2                -           (38)

Income tax benefit                    -             -            -             (4)            -                -            (4)
                                ---------------------------------------------------------------------------------------------------
  Net Income (Loss)                $  1           $(1)         $(2)          $(34)          $ 2              $ -          $(34)
                                ===================================================================================================

                                                                 1


                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                Twelve-Months Ended December 31, 2004
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------


Net sales                          $394           $12          $27           $ 32           $ -              $ -          $465
Cost of goods sold                  317             8           19             37             -                -           381
                                ---------------------------------------------------------------------------------------------------
  Gross Profit                       77             4            8             (5)            -                -            84

MAT expense                          39             3            4              4             -                -            50
Amortization expense                  -             -            1              -             -                -             1
Impairment of intangible assets       -             -            3             25             -                -            28
                                ---------------------------------------------------------------------------------------------------
  Operating Income (Loss)            38             1            -            (34)            -                -             5

Interest income                       1             -            -              -             4                -             5
Other income (expense)               (6)            -            1              -             3                -            (2)
Loss on debt modification           (15)            -            -              -             -                -           (15)
                                ---------------------------------------------------------------------------------------------------
  EBIT                               18             1            1            (34)            7                -            (7)

Interest expense                     27             -            -              -             -                -            27
                                ---------------------------------------------------------------------------------------------------
  Income (Loss) Before Taxes         (9)            1            1            (34)            7                -           (34)

Income tax expense (benefit)         (3)            -            1             (4)            -                -            (6)
                                ---------------------------------------------------------------------------------------------------
  Net Income (Loss)                $ (6)          $ 1          $ -           $(30)          $ 7              $ -          $(28)
                                ===================================================================================================

                                                                 2


                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                Three-Months Ended December 31, 2003
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------


Net sales                          $89            $ 2          $  5          $  7           $ -              $  -         $ 103
Cost of goods sold                  72              1             4            38             -                 -           115
                                ---------------------------------------------------------------------------------------------------
  Gross Profit                      17              1             1           (31)            -                 -           (12)

MAT expense                         15              1             1             1             -                 -            18
Impairment of intangible assets      -              -            11            64             -                 -            75
                                ---------------------------------------------------------------------------------------------------
  Operating Income (Loss)            2              -           (11)          (96)            -                 -          (105)

Interest income                      1              -             -             -             3                (2)            2
Other income (expense)              22              -             -             -             1               (24)           (1)
                                ---------------------------------------------------------------------------------------------------
  EBIT                              25              -           (11)          (96)            4               (26)         (104)

Interest expense                     8              -             -             -             -                (2)            6
                                ---------------------------------------------------------------------------------------------------
  Income (Loss) Before Taxes        17              -           (11)          (96)            4               (24)         (110)

Income tax expense (benefit)        (1)             1            (1)          (10)            1                 -           (10)
                                ---------------------------------------------------------------------------------------------------
  Net Income (Loss)                $18            $(1)         $(10)         $(86)          $ 3              $(24)        $(100)
                                ===================================================================================================

                                                                 3

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                Twelve-Months Ended December 31, 2003
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------


Net sales                          $335           $10          $24           $  27          $ -              $  -         $ 396
Cost of goods sold                  272             7           15              59            -                 -           353
                                ---------------------------------------------------------------------------------------------------
  Gross Profit                       63             3            9             (32)           -                 -            43

MAT expense                          41             3            3               6            -                 -            53
Amortization expense                  -             -            1               1            -                 -             2
Impairment of intangible assets       -             -           11              64            -                 -            75
                                ---------------------------------------------------------------------------------------------------
  Operating Income (Loss)            22             -           (6)           (103)           -                 -           (87)

Interest income                       3             -            -               -           13                (8)            8
Other income                         24             -            -               -            1               (24)            1
                                ---------------------------------------------------------------------------------------------------
  EBIT                               49             -           (6)           (103)          14               (32)          (78)

Interest expense                     28             -            -               1            1                (8)           22
                                ---------------------------------------------------------------------------------------------------
  Income (Loss) Before Taxes         21             -           (6)           (104)          13               (24)         (100)

Income tax expense (benefit)          1             -            -             (10)           1                 -            (8)
                                ---------------------------------------------------------------------------------------------------
  Net Income (Loss)                $ 20           $ -          $(6)          $ (94)         $12              $(24)        $ (92)
                                ===================================================================================================

                                                                 4


                                                       SESA and Subsidiaries
                                                   Statement of Financial Position
                                                       As of December 31, 2004
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------

Current Assets:
Cash and cash equivalents          $  8           $ -          $ 2           $ 1            $  1            $   -         $ 12
Trade and notes receivable, net      79             2            2             5               -                -           88
Miscellaneous receivables            21             -            1             2               9               (3)          30
Inventories                          38             2            6            10               -                -           56
Prepaid expenses                      2             -            1             1               -                -            4
Current deferred taxes                2             -            -             -               -                -            2
                                ---------------------------------------------------------------------------------------------------
  Total Current Assets              150             4           12            19              10               (3)         192

Investments in affiliates           282             -            -             -             152             (187)         247
Property, plant and equipment,
 net                                 54             -           38             2               -                -           94
Intangible assets, net                -             4            7             2               -                -           13
Other assets                         22             -            -             5               1                -           28
                                ---------------------------------------------------------------------------------------------------
Total Assets                       $508           $ 8          $57           $28            $163            $(190)        $574
                                ===================================================================================================

Current Liabilities:
Accounts payable                   $ 18           $ -          $ 3           $ 3            $  -            $   -         $ 24
Accrued liabilities                  71             1            6            12               3               (3)          90
Short-term debt                       -             1            1             8               1              (11)           -
                                ---------------------------------------------------------------------------------------------------
  Total Current Liabilities          89             2           10            23               4              (14)         114

Long-term debt                      286             -            -             -               7               (7)         286
Non-current deferred taxes            -             -            2             -               -                -            2
Postretirement liabilities            2             -            -             -               -                -            2
Other liabilities                     -             -            2             -               -                -            2
                                ---------------------------------------------------------------------------------------------------

Total Liabilities                   377             2           14            23              11              (21)         406

Shareholders' Equity                131             6           43             5             152             (169)         168
                                ---------------------------------------------------------------------------------------------------
Total Liabilities and
 Shareholders' Equity              $508           $ 8          $57           $28            $163            $(190)        $574
                                ===================================================================================================

                                                                 5

                                                       SESA and Subsidiaries
                                                   Statement of Financial Position
                                                       As of December 31, 2003
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------

Current Assets:
Cash and cash equivalents          $ 11           $ -          $ -           $ 2            $  1           $   -          $ 14
Trade and notes receivable, net      69             1            5             4               -               -            79
Miscellaneous receivables            21             -            -             2              11              (7)           27
Inventories                          34             2            4             7               -               -            47
Prepaid expenses                      2             -            1             -               -               -             3
Current deferred taxes                2             -            -             -               -               -             2
                                ---------------------------------------------------------------------------------------------------
  Total Current Assets              139             3           10            15              12              (7)          172

Investments in affiliates           484             -            1             -             365            (620)          230
Property, plant and equipment,
 net                                 52             -           30            14               -               -            96
Intangible assets, net                -             3           10            25               -               -            38
Other assets                         16             -            -             4               1               -            21
                                ---------------------------------------------------------------------------------------------------
Total Assets                       $691           $ 6          $51           $58            $378           $(627)         $557
                                ===================================================================================================

Current Liabilities:
Accounts payable                   $ 12           $ -          $ 2           $ 2             $ 2           $   -          $ 18
Accrued liabilities                  85             1            3            13               3              (7)           98
Short-term debt                     224             1            1             5               1            (225)            7
                                ---------------------------------------------------------------------------------------------------
  Total Current Liabilities         321             2            6            20               6            (232)          123

Long-term debt                      405             -            -             1               -              (1)          405
Non-current deferred taxes            -             -            2             3               -               -             5
Postretirement liabilities            3             -            -             -               -               -             3
Other liabilities                     -             -            4             2               -               -             6
                                ---------------------------------------------------------------------------------------------------

Total Liabilities                   729             2           12            26               6            (233)          542

Shareholders' Equity                (38)            4           39            32             372            (394)           15
                                ---------------------------------------------------------------------------------------------------
Total Liabilities and
 Shareholders' Equity              $691           $ 6          $51           $58            $378           $(627)         $557
                                ===================================================================================================

                                                                 6

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                Three-Months Ended December 31, 2004
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------

Operating Activities:
Net income  (loss)                 $  1           $(1)         $(2)          $(34)          $ 2            $ -            $(34)
Income and deferred taxes             -             -            -             (4)            -              -              (4)
Depreciation and amortization         2             -            1              1             -              -               4
Restructuring expenses and
 other charges                        -             -            3             37             -              -              40
Accounts receivable                 (23)            2            1             (2)            -              -             (22)
Inventories                          (5)            -           (2)             3             -              -              (4)
Accounts payable                      5             -            1              2             1              -               9
Other assets and liabilities         18            (1)           -             (5)           (1)             -              11
                                ---------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Operations                          (2)            -            2             (2)            2              -               -

Investing Activities:
Property, plant and equipment
 purchases                           (5)            -           (3)             -             -              -              (8)
                                ---------------------------------------------------------------------------------------------------
Cash Used in Investing
 Activities                          (5)            -           (3)             -             -              -              (8)

Financing Activities:
Net intercompany transactions         2            (1)           -              2            (2)             -               1
                                ---------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Financing Activities                 2            (1)           -              2            (2)             -               1
                                ---------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash
 and Cash Equivalents                (5)           (1)          (1)             -             -              -              (7)

Cash and Cash Equivalents:
Beginning of period                  13             1            3              1             1              -              19
                                ---------------------------------------------------------------------------------------------------
End of period                      $  8           $ -          $ 2            $ 1           $ 1            $ -            $ 12
                                ===================================================================================================

                                                                 7


                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                Twelve-Months Ended December 31, 2004
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------

Operating Activities:
Net income (loss)                  $ (6)          $ 1          $ -           $(30)          $ 7            $ -            $(28)
Income and deferred taxes            (3)            -            -             (4)            -              -              (7)
Depreciation and amortization         9             -            4              3             -              -              16
Restructuring expenses and
 other charges                       16             -            3             35             -              -              54
Accounts receivable                 (11)            -            4             (1)            -              -              (8)
Inventories                          (4)            -           (2)            (3)            -              -              (9)
Accounts payable                      6             -            1              -            (1)             -               6
Other assets and liabilities          2            (1)           -             (2)            -              -              (1)
                                ---------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Operations                           9             -           10             (2)            6              -              23

Investing Activities:
Property, plant and equipment
 purchases                           (7)            -           (8)            (1)            -              -             (16)
                                ---------------------------------------------------------------------------------------------------
Cash Used in Investing
 Activities                          (7)            -           (8)            (1)            -              -             (16)

Financing Activities:
Debt issuance costs                  (5)            -            -              -             -              -              (5)
Net intercompany transactions         -             -            -              2            (6)             -              (4)
                                ---------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Financing Activities                (5)            -            -              2            (6)             -              (9)
                                ---------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash
 and Cash Equivalents                (3)            -            2             (1)            -              -              (2)

Cash and Cash Equivalents:
Beginning of period                  11             -            -              2             1              -              14
                                ---------------------------------------------------------------------------------------------------
End of period                      $  8           $ -          $ 2           $  1           $ 1            $ -            $ 12
                                ===================================================================================================

                                                                 8

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                Three-Months Ended December 31, 2003
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------

Operating Activities:
Net income (loss)                  $ 18           $(1)         $(10)         $(86)         $  3            $(24)          $(100)
Income and deferred taxes            (2)            -            (1)          (10)            1               -             (12)
Depreciation and amortization         2             -             1             1             -               -               4
Restructuring expenses and
 other charges                        -             -            10            94             -               -             104
Accounts receivable                 (18)            1            (4)           (1)            -               -             (22)
Inventories                          (2)            -             -             1             -               -              (1)
Accounts payable                      2             -             1             1             2               -               6
Other assets and liabilities         (5)            -            (1)            -            (2)             24              16
                                ---------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Operations                          (5)            -            (4)            -             4               -              (5)

Investing Activities:
Property, plant and equipment
 purchases                           (3)            -            (2)           (1)            -               -              (6)
                                ---------------------------------------------------------------------------------------------------
Cash Used in Investing
 Activities                          (3)            -            (2)           (1)            -               -              (6)

Financing Activities:
Net intercompany transactions         5            (1)            5             2           (49)              -             (38)
                                ---------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Financing Activities                 5            (1)            5             2           (49)              -             (38)
                                ---------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash
 and Cash Equivalents                (3)           (1)           (1)            1           (45)              -             (49)

Cash and Cash Equivalents:
Beginning of period                  14             1             1             1            46               -              63
                                ---------------------------------------------------------------------------------------------------
End of period                      $ 11           $ -          $  -          $  2          $  1            $  -           $  14
                                ===================================================================================================

                                                                 9

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                Twelve-Months Ended December 31, 2003
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                  Entity 1      Entity 2      Entity 3      Entity 4      Entity 5      Eliminations       SESA
                                ---------------------------------------------------------------------------------------------------

Operating Activities:
Net income (loss)                  $ 20           $ -          $ (6)         $(94)         $ 12            $(24)          $(92)
Income and deferred taxes             1             -            (1)          (10)            1               -             (9)
Depreciation and amortization         9             -             4             6             -               -             19
Restructuring expenses and
 other charges                       (1)            -            10            95             -               -            104
Accounts Receivable                 (19)            -            (4)            1             -               -            (22)
Inventories                          (7)            -             -             1             -               -             (6)
Accounts Payable                     (1)            -             1             1             2               -              3
Pretax gain/loss from
 asset disposals                     (1)            -             -             -             -               -             (1)
Other assets and liabilities         (3)            -             1             3             4              24             29
                                ---------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Operations                          (2)            -             5             3            19               -             25

Investing Activities:
Property, plant and equipment
 purchases                           (4)            -            (5)           (1)            -               -            (10)
Property disposals and
 investment proceeds                  1             -             -             -             -               -              1
                                ---------------------------------------------------------------------------------------------------
Cash Used in Investing
 Activities                          (3)            -            (5)           (1)            -               -             (9)

Financing Activities:
Net change in short-term
 debt obligations                     -             -            (1)            -             -               -             (1)
Net change in long-term
 debt obligations                     -             -           (12)          (13)            -               -            (25)
Net intercompany transactions        (2)            -            13            13           (42)              -            (18)
                                ---------------------------------------------------------------------------------------------------
Cash Used in Financing
 Activities                          (2)            -             -             -           (42)              -            (44)
                                ---------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash
 and Cash Equivalents                (7)            -             -             2           (23)              -            (28)

Cash and Cash Equivalents:
Beginning of period                  18             -             -             -            24               -             42
                                ---------------------------------------------------------------------------------------------------
End of period                      $ 11           $ -          $  -          $  2          $  1            $  -           $ 14
                                ===================================================================================================

                                                                 10